                                                                 EXHIBIT 10.09

                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made this day 17th March 1999 by and between LANDA MANAGEMENT SYSTEMS CORPORATION, a California corporation (the "Company"), and Stephen P. Kay, ("Purchaser").

                                  WITNESSETH:

         WHEREAS, Purchaser holds a stock option dated October 20th, 1998 to purchase shares of common stock of the Company (the "Option") pursuant to the Company's 1998 Equity Incentive Plan (the "Plan") which Purchaser desires to exercise; and

         WHEREAS, Purchaser wishes to take advantage of the early exercise provision of the Option, and therefore to enter into this Agreement.

         NOW, THEREFORE, IT IS AGREED between the parties as follows:

         1. Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to sell to Purchaser, an aggregate of three hundred thousand (300,000) shares of the common stock (the "Stock") of the Company, for a purchase price of 12/100 US dollars ($0.12) per share (total purchase price:
Thirty six thousand 00/100 US dollars ($36,000.00)), payable as follows:

               Cash at Closing                          $      0.00

               Promissory Note in the form
               of Exhibit D (the "Note")                $ 36,000.00
                                                        -----------

               Total Purchase Price                     $ 36,000.00
                                                        ===========

The closing hereunder shall occur at the offices of the Company on the date of this Agreement or at such other time and place as the parties may mutually agree upon in writing.

         At the closing, Purchaser shall deliver two (2) stock assignments in the form of Exhibit B, duly endorsed (with date and number of shares left blank), joint escrow instructions (the "Joint Escrow Instructions") in the form of Exhibit C, duly executed by Purchaser, and the total purchase price (including an executed Note in the form of Exhibit D if a portion of the total purchase price is to be paid by promissory note and an executed pledge agreement in the form of Exhibit E (the "Pledge Agreement") under which all shares of the Stock acquired by Note shall be pledged as collateral security for the payment of the indebtedness represented by the Note.

         At the closing or as soon thereafter as practicable, the Company shall deliver to the Escrow Agent (as defined in paragraph 8 below) share certificates for all of the Stock that is to be subject to the Purchase Option (as defined in paragraph 2 below), and shall deliver share certificates to Purchaser for all of the Stock, if any, that is not to be subject to the Purchase Option or the Pledge

Agreement. The certificates for all of the Stock that is subject to the Pledge Agreement but not the Purchase Option shall be retained by the Company as security pursuant to the Pledge Agreement.

         2. The Stock to be purchased by Purchaser pursuant to this Agreement shall be subject to the following option ("Purchase Option"):

                  (a) In the event that Purchaser's Continuous Service (as that term is defined in the Plan) shall terminate for any reason (including Purchaser's death), or no reason, with or without cause, the Purchase Option may be exercised. The Company shall have the right at any time within ninety
(90) days after such termination of Continuous Service, or such longer period as may determined by the Company if such later repurchase is deemed necessary by the Company for treatment of its stock as Qualified Small Business Stock under Section 1202 of the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder, to exercise its option to repurchase from Purchaser or his personal representative, as the case may be, at the price per share paid by Purchaser pursuant to this Agreement ("Option Price"), up to but not exceeding the number of unvested shares of the Stock set forth on Exhibit A hereto, which is incorporated herein by this reference.

                  (b) In addition, and without limiting the foregoing Purchase Option, if at any time during the term of the Purchase Option there occurs a transaction described in Section 11(b) or 11(c) of the Plan (e.g., a dissolution, liquidation, asset sale, merger, consolidation or reverse merger of the Company), then: (i) the Company shall exercise the Purchase Option to the same extent that the unvested portion of the Option would have terminated pursuant to Section 11(b) or 11(c) of the Plan if the Option had not been exercised pursuant to this Agreement, (ii) the Purchase Option shall lapse to the same extent that the unvested portion of the Option would have automatically accelerated pursuant to Section 11(c) of the Plan if the Option had not been exercised pursuant to this Agreement or (iii) the Purchase Option may be assigned to any successor to the Company to the same extent that the unvested portion of the Option would have been assumed or substituted by such successor if the Option had not been exercised pursuant to this Agreement, in which case the Purchase Option shall apply on the same basis as set forth above to the Stock or to the consideration received for the Stock by the Purchaser in the transaction (as the case may be) if Purchaser's Continuous Service with such successor terminates for any reason. The continuing or surviving entity shall be deemed to be the successor to the Company for purposes of this Agreement, and references herein to the "Company" shall be deemed to refer to such successor.

                  (c) The Company shall be entitled to pay for any of the Stock purchased pursuant to its Purchase Option at the Company's option in cash, by offset against any indebtedness owing to the Company by Purchaser including without limitation any note given in payment for the Stock, or a combination of both.

                  (d) This Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on the part of Purchaser to continue in the employ of the Company or any Affiliate (as defined in the Plan) thereof, or of the Company or any Affiliate thereof to continue Purchaser in its employ. In addition, nothing in this Agreement shall obligate the Company or any Affiliate thereof, their respective stockholders, boards of directors, officers or employees to continue any relationship that you might have as a director or consultant for the Company or any Affiliate thereof.

         3. The Purchase Option may be exercised by giving written notice of exercise delivered or mailed as provided in paragraph 14. Upon providing of such notice and payment or tender of the purchase price, the Company shall become the legal and beneficial owner of the Stock being purchased and all rights and interests therein or related thereto.

         4. If from time to time during the term of the Purchase Option there is any stock dividend or liquidating dividend or distribution of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company, then, in such event, any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of his ownership of Stock will be immediately subject to the Purchase Option and be included in the word "Stock" for all purposes of the Purchase Option with the same force and effect as the shares of Stock then subject to the Purchase Option. While the total Option Price shall remain the same after each such event, the Option Price per share of Stock upon exercise of the Purchase Option shall be appropriately adjusted.

         5. All certificates representing any shares of Stock of the Company subject to the provisions of this Agreement shall have endorsed thereon legends in substantially the following form:

                  (a) "The shares represented by this certificate are subject to an option set forth in an agreement between the Company and the registered holder, or registered holder's predecessor in interest, a copy of which is on file at the principal office of this Company. Any transfer or attempted transfer of any shares subject to such option is void without the prior express written consent of the issuer of these shares."

                  (b) "These securities have not been registered under the Securities Act of 1933. They may not be sold, offered for sale, pledged or hypothecated in the absence of an effective registration statement as to the securities under said Act or an opinion of counsel satisfactory to the Company that such registration is not required."

                  (c) "The shares represented by this certificate are subject to a right of first refusal option in favor of the Company and/or its assignee(s) as provided in the Bylaws of the Company."

                  (d) "Any legend required to be placed thereon by the California Commissioner of Corporations.

         6. Purchaser acknowledges that he or she is aware that the Stock to be issued to him or her by the Company pursuant to this Agreement has not been registered under the Securities Act of 1933, as amended (the "Act"), on the basis that no distribution or public offering of the Stock is to be effected, and in this connection acknowledges that the Company is relying on the following representations. In this connection, Purchaser warrants and represents to the Company that he or she is acquiring the Stock for investment and not with a view to or for sale in connection with any distribution of the Stock or with any present intention of distributing or selling the Stock and he or she does not presently have reason to anticipate any change in circumstances or any particular occasion or event which would cause him or her to sell the Stock. Purchaser recognizes that the Stock must be held indefinitely unless it is subsequently registered under the Act or an exemption from such registration is available and, further, recognizes that the Company is under no obligation to register the Stock or to comply with any exemption from such registration.

         7. Purchaser is aware that the Stock may not be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met and until Purchaser has held the Stock for the applicable holding period set forth in Rule 144. Among the conditions for use of Rule 144 is the availability of specified current public information about the Company. Purchaser recognizes that the Company presently has no plans to make such information available to the public.

         Whether or not the Purchase Option is exercised or has lapsed, Purchaser further agrees not to make any disposition of any of the Stock in any event unless and until:

                  (a) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                  (b) (i) Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) Purchaser shall have given the Company an opinion of counsel, which opinion and counsel shall be satisfactory to the Company, to the effect that such disposition will not require registration of the Stock under the Act.

         8. As security for his faithful performance of the terms of this Agreement and to insure the availability for delivery of Purchaser's Stock upon exercise of the Purchase Option herein provided for, Purchaser agrees, at the closing hereunder (or as soon thereafter as practicable), to deliver (or have the Company deliver on the Purchaser's behalf) to and deposit with the Secretary of the Company ("Escrow Agent"), as Escrow Agent in this transaction, two (2) stock assignments duly endorsed (with date and number of shares left blank) in the form attached hereto as Exhibit B, together with a certificate or certificates evidencing all of the Stock subject to the Purchase Option; said documents are to be held by the Escrow Agent and delivered by said Escrow Agent pursuant to the Joint Escrow Instructions of the Company and Purchaser set forth in Exhibit C attached hereto and incorporated herein by this reference, which instructions shall also be delivered to the Escrow Agent at the closing hereunder (or as soon thereafter as practicable).

         9. Purchaser shall not sell or transfer any of the Stock subject to the Purchase Option or any interest therein so long as such Stock is subject to the Purchase Option. In addition, the Purchaser agrees that the Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Act, require that Purchaser not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any of the Stock or other securities of the Company held by you, for a period of time specified by the underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Act.

         10. The Company shall not be required (a) to transfer on its books any shares of Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

         11. Subject to the provisions of paragraphs 9 and 10 above, Purchaser (but not any unapproved transferee) shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Stock.

         12. The shares of Stock purchased under the terms of this Agreement are subject to the right of first refusal provided for in the Bylaws of the Company.

         13. The parties agree to execute such further instruments and to take such further action as reasonably may be necessary to carry out the intent of this Agreement.

         14. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in any United States Post Office Box, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at his address hereinafter shown below his signature or at such other address as such party may designate by ten (10) days' advance written notice to the other party hereto.

         15. This Agreement shall bind and inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, inure to the benefit of and be binding upon Purchaser, his heirs, executors, administrators, successors, and assigns. Without limiting the generality of the foregoing, the Purchase Option of the Company hereunder shall be assignable by the Company at any time or from time to time, in whole or in part.

         IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement as of the day and year first set forth above.

                                            LANDA MANAGEMENT SYSTEMS CORPORATION

                                            /s/ EUGENE SANTA CATTARINA

                                            By:  Eugene Santa Cattarina
                                               --------------------------------

                                            Its: CEO
                                                -------------------------------

                              Address:      1072 Marauder Street, Suite A
                                            Chico, CA 95973

                                            /s/ STEPHEN P. KAY
                                            -----------------------------------
                                            STEPHEN P. KAY
                              Address:

ATTACHMENTS:

Exhibit A       Vesting Schedule
Exhibit B       Assignment Separate from Certificate
Exhibit C       Joint Escrow Instructions
Exhibit D       Promissory Note
Exhibit E       Pledge Agreement

                                   EXHIBIT A
                               VESTING SCHEDULE

IF CONTINUOUS SERVICE                                  NUMBER OF UNVESTED SHARES
TERMINATES:                                            SUBJECT TO PURCHASE OPTION:


Before 28th February 1999                                   300,000.0 shares

After 28th February 1999
  but before 31st March 1999                                225,000.0 shares

After 31st March 1999
  but before 30th April 1999                                218,750.0 shares

After 30th April 1999
  but before 31st May 1999                                  212,500.0 shares

After 31st May 1999
  but before 30th June 1999                                 206,250.0 shares

After 30th June 1999
  but before 31st July 1999                                 200,000.0 shares

After 31st July 1999
  but before 31st August 1999                               193,750.0 shares

After 31st August 1999
  but before 30th September 1999                            187,500.0 shares

After 30th September 1999
  but before 31st October 1999                              181,250.0 shares

After 31st October 1999
  but before 30th November 1999                             175,000.0 shares

After 30th November 1999
  but before 31st December 1999                             168,750.0 shares

                               VESTING SCHEDULE

IF CONTINUOUS SERVICE                                  NUMBER OF UNVESTED SHARES
TERMINATES:                                            SUBJECT TO PURCHASE OPTION:


After 31st December 1999
  but before 31st January 2000                               162,500.0 shares

After 31st January 2000
  but before 28th February 2000                              156,250.0 shares

After 28th February 2000
  but before 31st March 2000                                 150,000.0 shares

After 31st March 2000
  but before 30th April 2000                                 143,750.0 shares

After 30th April 2000
  but before 31st May 2000                                   137,500.0 shares

After 31st May 2000
  but before 30th June 2000                                  131,250.0 shares

After 30th June 2000
  but before 31st July 2000                                  125,000.0 shares

After 31st July 2000
  but before 31st August 2000                                118,750.0 shares

After 31st August 2000
  but before 30th September 2000                             112,500.0 shares

After 30th September 2000
  but before 31st October 2000                               106,250.0 shares

                               VESTING SCHEDULE

IF CONTINUOUS SERVICE                                  NUMBER OF UNVESTED SHARES
TERMINATES:                                            SUBJECT TO PURCHASE OPTION:


After 31st October 2000
  but before 30th November 2000                             100,000.0 shares

After 30th November 2000
  but before 31st December 2000                              93,750.0 shares

After 31st December 2000
  but before 31st January 2001                               87,500.0 shares

After 31st January 2001
  but before 28th February 2001                              81,250.0 shares

After 28th February 2001
  but before 31st March 2001                                 75.000.0 shares

After 31st March 2001
  but before 30th April 2001                                 68,750.0 shares

After 30th April 2001
  but before 31st May 2001                                   62,500.0 shares

After 31st May 2001
  but before 30th June 2001                                  56,250.0 shares

After 30th June 2001
  but before 31st July 2001                                  50,000.0 shares

After 31st July 2001
  but before 31st August 2001                                43,750.0 shares

                               VESTING SCHEDULE

IF CONTINUOUS SERVICE                                  NUMBER OF UNVESTED SHARES
TERMINATES:                                            SUBJECT TO PURCHASE OPTION:


After 31st August 2001
  but before 30th September 2001                             37,500.0 shares

After 30th September 2001
  but before 31st October 2001                               31,250.0 shares

After 31st October 2001
  but before 30th November 2001                              25,000.0 shares

After 30th November 2001
  but before 31st December 2001                              18,750.0 shares

After 31st December 2001
  but before 31st January 2002                               12,500.0 shares

After 31st January 2002
  but before 28th February 2002                               6,250.0 shares

After 28th February 2002                                          0.0 shares

                                    EXHIBIT B

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

         FOR VALUE RECEIVED and pursuant to that certain Stock Purchase Agreement dated as of 17th March 1999, (the "Agreement") Stephen P. Kay hereby sells, assigns and transfers unto Landa Management Systems Corporation __________________________ (________) shares of common stock of Landa Management Systems Corporation, a California corporation, standing in the undersigned's name on the books of said corporation represented by Certificate No._______ herewith, and does hereby irrevocably constitute and appoint ________________ attorney to transfer the said stock on the books of the said corporation with full power of substitution in the premises. This Assignment may be used only in accordance with and subject to the terms and conditions of the Agreement, in connection with the repurchase of shares of Common Stock issued to the undersigned pursuant to the Agreement, and only to the extent that such shares remain subject to the Company's Purchase Option under the Agreement.

Dated:
      -------------------

                                                   /s/ STEPHEN P. KAY
                                                   -----------------------------
                                                   [Signature]



                                                   Stephen P. Kay
                                                   -----------------------------

[INSTRUCTION: Please do not fill in any blanks other than the signature line. The purpose of this Assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of Purchaser.]

                                    EXHIBIT B

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

         FOR VALUE RECEIVED and pursuant to that certain Stock Purchase Agreement dated as of 17th March 1999, (the "Agreement") Stephen P. Kay hereby sells, assigns and transfers unto Landa Management Systems Corporation _______________________________ (__________) shares of common stock of Landa.
Management Systems Corporation, a California corporation, standing in the undersigned's name on the books of said corporation represented by Certificate No. _______ herewith, and does hereby irrevocably constitute and appoint ____________________________ attorney to transfer the said stock on the books of the said corporation with full power of substitution in the premises. This Assignment may be used only in accordance with and subject to the terms and conditions of the Agreement, in connection with the repurchase of shares of Common Stock issued to the undersigned pursuant to the Agreement, and only to the extent that such shares remain subject to the Company's Purchase Option under the Agreement.

Dated:
      -------------------

                                                   /s/ STEPHEN P. KAY
                                                   -----------------------------
                                                   [Signature]



                                                   Stephen P. Kay
                                                   -----------------------------

[INSTRUCTION: Please do not fill in any blanks other than the signature line. The purpose of this Assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of Purchaser.]

                                    EXHIBIT C

                           JOINT ESCROW INSTRUCTIONS


Stephen P. Kay, Company Secretary
Landa Management Systems Corporation
1072 Marauder, Suite A
Chico, CA 95973

Dear Sir:

         As Escrow Agent for both Landa Management Systems Corporation, a California corporation ("Company"), and the undersigned purchaser of stock of the Company ("Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Stock Purchase Agreement ("Agreement"), dated 17TH MARCH 1999, to which a copy of these Joint Escrow Instructions is attached as Exhibit C in accordance with the following instructions:

          1. In the event the Company or an assignee shall elect to exercise the Purchase Option set forth in the Agreement, the Company or its assignee will give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

         2. At the closing you are directed (a) to date any stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company against the simultaneous delivery to you of the purchase price (which may include suitable acknowledgment of cancellation of indebtedness) of the number of shares of stock being purchased pursuant to the exercise of the Purchase Option.

         3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as specified in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such securities and other property all documents of assignment and/or transfer and an stock certificates necessary or appropriate to make all securities negotiable and complete any transaction herein contemplated.

         4. This escrow shall terminate upon expiration or exercise in full of the Purchase Option, whichever occurs first.


                                       1.

         5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of same to Purchaser and shall be discharged of all further obligations hereunder; provided, however, that if at the time of termination of this escrow you are advised by the Company that the property subject to this escrow is the subject of a pledge or other security agreement, you shall deliver all such property to the pledgeholder or other person designated by the Company.

         6. Except as otherwise provided in these Joint Escrow Instructions, your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

         7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties or their assignees. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

         8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         9. You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

         10. You &hall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

         11. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company may appoint any officer or assistant officer of the Company as successor Escrow Agent and Purchaser hereby confirms the appointment of such successor or successors as his attorney-in-fact and agent to the full extent of your appointment.

         12. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

         13. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities, you are authorized and



                                       2.

directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

         14. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, including delivery by express courier or five days after deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties hereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto:

              COMPANY:         Stephen P. Kay, Company Secretary
                               Landa Management Systems Corporation
                               1072 Marauder, Suite A
                               Chico, CA 95973

              PURCHASER:       Stephen P. Kay

              ESCROW AGENT:    Stephen P. Kay, Company Secretary
                               Landa Management Systems Corporation
                               1072 Marauder, Suite A
                               Chico, CA 95973

         15. By signing these Joint Escrow Instructions you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

         16. You shall be entitled to employ such legal counsel and other experts (including without limitation the firm of Cooley Godward LLP) as you may deem necessary properly to advise you in connection with your obligations hereunder. You may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. The Corporation shall be responsible for all fees generated by such legal counsel in connection with your obligations hereunder.

         17. This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. It is understood and agreed that references to "you" or "your" herein refer to the original Escrow Agent and to any and all successor Escrow Agents. It is understood and agreed that the Corporation may at any time or from time to time assign its rights under the Agreement and these Joint Escrow Instructions in whole or in part.

         18. This Agreement shall be governed by and interpreted and determined in accordance with the laws of the State of California, as such laws are applied by California courts to contacts made and to be performed entirely in California by residents of that state.


                                       3.

                                    Very truly yours,

                                    LANDA MANAGEMENT SYSTEMS CORPORATION

                                        /s/ STEPHEN P. KAY

                                    By: Stephen P. Kay, Chief Financial Officer
                                        ---------------------------------------


                                    PURCHASER:

                                        /s/ STEPHEN P. KAY


                                        Stephen P. Kay
                                        ---------------------------------------

ESCROW AGENT:


/s/ STEPHEN P. KAY
---------------------------------
Stephen P. Kay, Company Secretary




                                       4.

                                    EXHIBIT D

                          FULL RECOURSE PROMISSORY NOTE

$36,000.00
                                                                 17TH MARCH 1999

         FOR VALUE RECEIVED, the undersigned hereby unconditionally promises to pay to the order of Landa Management Systems Corporation, a California corporation (the "Company"), at Chico, California, or at such other place as the holder hereof may designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of Thirty six thousand 00/100 Dollars ($36,000.00) together with interest accrued from the date hereof on the unpaid principal at the rate of 6.00% per annum, or the maximum rate permissible by law (which under the laws of the State of California shall be deemed to be the laws relating to permissible rates of interest on commercial loans), whichever is less, as follows:

                  PRINCIPAL REPAYMENT. The outstanding principal amount hereunder shall be DUE AND PAYABLE IN FULL ON MARCH 16TH, 2006.

                  INTEREST PAYMENTS. Interest shall be ACCRUED ANNUALLY and shall be calculated on the basis of a 360-day year for the actual number of days elapsed;

provided, however, that in the event that the undersigned's employment by or association with the Company is terminated for any reason prior to payment in full of this Note, this Note shall be accelerated and all remaining unpaid principal and interest shall become due and payable immediately after such termination. Moreover, the Company may, in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act of 1933, as amended (the "Securities Act"), require that this Note shall be accelerated and all remaining unpaid principal and interest shall become due and payable within two hundred ten (210) days following the effective date of the registration statement of the Company filed under the Securities Act.

         If the undersigned fails to pay any of the principal and accrued interest when due, the Company, at its sole option, shall have the right to accelerate this Note, in which event the entire principal balance and all accrued interest shall become immediately due and payable, and immediately collectible by the Company pursuant to applicable law.

         This Note may be prepaid at any time without penalty. All money paid toward the satisfaction of this Note shall be applied first to the payment of interest as required hereunder and then to the retirement of the principal.

         This Note is a full recourse promissory note. The full amount of this
Note is secured by a pledge of shares of Common Stock of the Company, and is subject to all of the terms and provisions of the Stock Purchase Agreement and the Pledge Agreement, each of even date herewith between the undersigned and the Company.



                                       1.

         The undersigned hereby represents and agrees that the amounts due under this Note are not consumer debt, and are not incurred primarily for personal, family or household purposes, but are for business and commercial purposes only.

         The undersigned hereby waives presentment, protest and notice of protest, demand for payment, notice of dishonor and all other notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note.

         The holder hereof shall be entitled to recover, and the undersigned agrees to pay when incurred, all costs and expenses of collection of this Note, including without limitation, reasonable attorneys' fees.

         This Note shall be governed by, and construed, enforced and interpreted in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

                                     Signed      /s/ STEPHEN P. KAY
                                            ------------------------------------
                                                     Stephen P. Kay



                                       2.

                                    EXHIBIT E

                                PLEDGE AGREEMENT

         1. As collateral security for the payment of that certain $36,000.00 promissory note issued this date to Landa Management Systems Corporation ("Pledgee") by the undersigned (hereinafter called "indebtedness"), the undersigned hereby assigns, transfers to and pledges with the Pledgee the securities listed on Schedule 1 hereto which were this day delivered to be deposited with Pledgee, together with any stock rights, rights to subscribe, dividends paid in cash or other property in connection with the complete or partial liquidation of Pledgee, stock dividends, dividends paid in stock, new securities or other property except cash dividends other than liquidating dividends to which the undersigned is or may hereafter become entitled to receive on account of such property, and in the event that the undersigned receives any such, the undersigned will immediately deliver it to Pledgee to be held by Pledgee hereunder in the same manner as the property originally pledged hereunder. All property assigned, transferred to and pledged with Pledgee under this paragraph is hereinafter called "collateral."

         At any time, without notice, and at the expense of the undersigned, Pledgee in its name or in the name of its nominee or of the undersigned may, but shall not be obligated to: (a) collect by legal proceedings or otherwise all dividends (except cash dividends other than liquidating dividends), interest, principal payments and other sums now or hereafter payable upon or on account of said collateral; (b) enter into any extension, reorganization, deposit, merger, or consolidation agreement, or any agreement in any way relating to or affecting the collateral, and in connection therewith may deposit or surrender control of such collateral thereunder, accept other property in exchange for such collateral and do and perform such acts and things as it may deem proper, and any money or property received in exchange for such collateral shall be applied to the indebtedness or thereafter held by it pursuant to the provisions hereof;
(c) insure, process and preserve the collateral; (d) cause the collateral to be transferred to its name or to the name of its nominee; (e) exercise as to such collateral all the rights, powers, and remedies of an owner, except that so long as the indebtedness is not in default the undersigned shall retain all voting rights as to the collateral.

         The undersigned agrees to pay prior to delinquency all taxes, charges, liens and assessments against the collateral, and upon the failure of the undersigned to do so Pledgee at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same.

         All advances, charges, costs and expenses, including reasonable attorneys' fees, incurred or paid by Pledgee in exercising any right, power or remedy conferred by this agreement, or in the enforcement thereof, shall become a part of the indebtedness secured hereunder and shall be paid to Pledgee by the undersigned immediately and without demand.

         At the option of Pledgee and without necessity of demand or notice, all or any part of the indebtedness of the undersigned shall immediately become due and payable irrespective of any agreed maturity, upon the happening of any of the following events: (a) failure to keep or perform any of the terms or provisions of this agreement; (b) default in the payment of principal or interest when due; (c) the levy of any attachment, execution or other process against the


                                       1.

collateral; or (d) the insolvency, commission of an act of bankruptcy, general assignment for the benefit of creditors, filing of any petition in bankruptcy or for relief under the provisions of Title 11, United States Code, Bankruptcy, of, by, or against the undersigned.

         In the event of the nonpayment of any indebtedness when due, whether by acceleration or otherwise, or upon the happening of any of the events specified in the last preceding paragraph, Pledgee may then, or at any time thereafter, at its election, apply, set off, collect or sell in one or more sales, or take such steps as may be necessary to liquidate and reduce to cash in the hands of Pledgee in whole or in part, with or without any previous demands or demand of performance or notice or advertisement, the whole or any part of the collateral in such order as Pledgee may elect, and any such sale may be made either at public or private sale at its place of business or elsewhere, or at any broker's board or securities exchange, either for cash or upon credit or for future delivery; provided, however, that if such disposition is at private sale, then the purchase price of the collateral shall be equal to the public market price then in effect, or, if at the time of sale no public market for the collateral exists, then, in recognition of the fact that the sale of the collateral would have to be registered under the Securities Act of 1933 and that the expenses of such registration are commercially unreasonable for the type and amount of collateral pledged hereunder, Pledgee and the undersigned hereby agree that such private sale shall be at a purchase price mutually agreed to by Pledgee and the undersigned or, if the parties cannot agree upon a purchase price, then at a purchase price established by a majority of three independent appraisers knowledgeable of the value of such collateral, one named by the undersigned within 10 days after written request by the Pledgee to do so, one named by Pledgee within such 10 day period, and the third named by the two appraisers so selected, with the appraisal to be rendered by such body within 30 days of the appointment of the third appraiser. The cost of such appraisal, including all appraiser's fees, shall be charged against the proceeds of sale as an expense of such sale. Pledgee may be the purchaser of any or all collateral so sold and hold the same thereafter in its own right free from any claim of the undersigned or right of redemption. Demands of performance, notices of sale, advertisements and presence of property at sale are hereby waived, and Pledgee is hereby authorized to sell hereunder any evidence of debt pledged to it. Any sale hereunder may be conducted by any officer or agent of Pledgee.

         The proceeds of the sale of any of the collateral and all sums received or collected by Pledgee from or on account of such collateral shall be applied by Pledgee to the payment of expenses incurred or paid by Pledgee in connection with any sale, transfer or delivery of the collateral, to the payment of any other costs, charges, attorneys' fees or expenses mentioned herein, and to the payment of the indebtedness or any part hereof, all in such order and manner as Pledgee in its discretion may determine. Pledgee shall pay any balance to the undersigned.

         Pledgee shall be under no duty or obligation whatsoever to make or give any presentments, demands for performance, notices of non-performance, protests, notices of protest or notices of dishonor in connection with any obligations or evidences of indebtedness held by Pledgee as collateral, or in connection with any obligations or evidences of indebtedness which constitute in whole or in part the indebtedness secured hereunder.

         Pledgee may at any time deliver the collateral or any part thereof to the undersigned and the receipt of the undersigned shall be a complete and full acquittance for the collateral so delivered, and Pledgee shall thereafter be discharged from any liability or responsibility therefor.


                                       2.

         Upon the transfer of all or any part of the indebtedness Pledgee may transfer all or any part of the collateral and shall be fully discharged thereafter from all liability and responsibility with respect to such collateral so transferred, and the transferee shall be vested with all the rights and powers of Pledgee hereunder with respect to such collateral so transferred; but with respect to any collateral not so transferred Pledgee shall retain all rights and powers hereby given.

         Until all indebtedness shall have been paid in full the power of sale and all other rights, powers and remedies granted to Pledgee hereunder shall continue to exist and may be exercised by Pledgee at any time and from time to time irrespective of the fact that the indebtedness or any part thereof may have become barred by any statute of limitations, or that the personal liability of the undersigned may have ceased.

         Pledgee agrees that so long as the indebtedness is not in default, shares of Landa Management Systems Corporation common stock held hereunder as collateral for the indebtedness shall be released from pledge as the indebtedness is paid. Such releases shall be at the rate of one share for each $0.12 of principal amount of indebtedness paid. Release from pledge, however, shall not result in release from the provisions of those certain Joint Escrow Instructions, if any, of even date herewith among the parties to this Pledge Agreement and the Escrow Agent named therein or from the Repurchase Option of Landa Management Systems Corporation, set forth in the Stock Purchase Agreement dated 17th March 1999, if any, between the parties to this Pledge Agreement.

         The rights, powers and remedies given to Pledgee by this agreement shall be in addition to all rights, powers and remedies given to Pledgee by virtue of any statute or rule of law. Pledgee may exercise its Pledgee's lien or right of setoff with respect to the indebtedness in the same manner as if the indebtedness were unsecured. Any forbearance or failure or delay by Pledgee in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of Pledgee shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument in writing executed by Pledgee.

         Dated: 17th March 1999

                                                  /s/ STEPHEN P. KAY
                                                  -----------------------------
                                                  Stephen P. Kay

ATTACHMENT: SCHEDULE 1


                                       3.

                                   SCHEDULE 1
                                       TO
                                PLEDGE AGREEMENT

300,000 shares of Common Stock in Landa Management Systems Corporation.